UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 18, 2010

NEW ENERGY SYSTEMS GROUP
(Exact Name of Registrant as Specified in Charter)

Nevada	000-49715	91-2132336
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

116 West 23rd St., 5th FL New York, NY 10011
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  917-573-0302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 18, 2010, the Company increased the size of its board of directors to four members and appointed Li Liu as an independent director of the Company.  Mr. Liu shall be granted cash compensation of RMB$5,000 per year as consideration for his services as director.

Mr. Liu, age 41, has since August 2008 served as General Manager of Shenzhen Everstar Technology Co., Ltd., a Chinese company engaged in the design and manufacture of electronic multimedia electronic products.   From January 2007 through July 2008, he served as technical director to Shenzhen ASA Industry Co., Ltd., one of the largest DVD loader R&D and manufacturing companies in the world. From August 2004 to December 2005, Mr. Liu served as a founding member of Shenzhen Techno Technology Development Co., Ltd., a technical design firm. Prior to that, Mr. Liu worked for eight years as engineer, senior software engineer, application technology manager (Recorder team) the Shenzhen branch of the Silicon Valley-based ESS Technology, Inc.  Mr. Liu is a graduate of Southeast University with a bachelor’s degree in engineering and graduated with a master’s degree in business administration from Wuhan University.

There is no transaction, since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Dai had or will have a direct or indirect material interest.

Item 7.01. Regulation FD Disclosure.

On May 18, 2010, the Company issued a press release announcing the appointment of its new independent director.  A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated May 18, 2010, issued by New Energy Systems Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2010

NEW ENERGY SYSTEMS GROUP

By:	/s/ Nian Chen
Nian Chen
Chief Executive Officer